THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated May 1, 2007

With respect to

Thrivent Partner Small Cap Growth Portfolio

The "Portfolio Management" section of the prospectus is amended with respect to the following Portfolio:

The second paragraph under Thrivent Partner Small Cap Growth Portfolio is deleted and replaced with the following:

Turner has been in the investment advisory business since 1990 and, as of March 31, 2007, managed approximately $23.3 billion in equity investments for institutions and individuals. Turner uses an investment management team that has day-to-day responsibility for managing its portion of the Portfolio's assets. William C. McVail, CFA serves as lead manager and has been with Turner since 1998. Jason D. Schrotberger, CFA serves as co-manager and has been with Turner since 2001. Rick Wetmore, CFA also serves as co-manager and has been with Turner since 2001.

The date of this Supplement is July 31, 2007

Please include this Supplement with your Prospectus